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                                   TERMINATION
                                       OF
                              ACQUISITION AGREEMENT

THIS  AMENDMENT  TO ACQUISITION AGREEMENT is dated this 14th day of August,2002.

BETWEEN:

          LOOP COMMUNICATIONS INC., a company incorporated pursuant to the laws of Canada and having an office located at 4200 No. 3 Road, Suite #130, Richmond, British Columbia, V6X 2C2;
          ("Loop")
AND:

          ALLAN CHENG, of 4200 No. 3 Road, Suite #130, Richmond, British Columbia, V6X 2C2;
          ("Cheng")

AND:

          SURFORAMA.COM, INC., a company incorporated pursuant to the laws of the State of Nevada and having an office located at 700 - 555 West Hastings Street, Vancouver, British Columbia, Canada, V6B 1N2; ("Surforama")

WHEREAS:

A. The above named parties ("Parties") entered into an Acquisition Agreement (the "Agreement") dated January 22, 2002 and an amendment to that agreement dated July 17, 2002 (the "Amended Agreement").

B. It does not appear that Loop will be able to provide Surforama audited consolidated financial statements as required under paragraph 1(e).

C.   As  a  result, the Parties wish to terminate the Agreement in all respects.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual agreements and covenants herein contained, the parties hereby covenant and agree as follows:

Termination

In consideration for the complete mutual release of the parties by each other, the parties agree to terminate the Agreement and the Amended Agreement in all respects and to return to each other any consideration delivered prior to this date.



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                                       2

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

LOOP  COMMUNICATIONS  INC.               SURFORAMA.COM,  INC.

PER:                                   PER:
/s/ Allan  Cheng                            /s/ Edward Yau
_____________________________               _______________________________
Authorized  Signatory                         Authorized  Signatory
Allan  Cheng                                  Edward Yau, CEO